Exhibit 10.27

MET x ANZU: FSPA Amendment – Execution Version

Date:	May 25, 2023
To:	Anzu Special Acquisition Corp I, a Delaware corporation (“SPAC”) and Envoy Medical Corporation, a Minnesota corporation (“Target”)
Address:	12610 Race Track Rd., Ste 250 Tampa, FL 33626-1300
From:

(i) Meteora Special Opportunity Fund I, LP (“MSOF”), (ii) Meteora Capital Partners, LP (“MCP”) and

(iii) Meteora Select Trading Opportunities Master, LP (“MSTO”) (with MCP, MSOF, and MSTO collectively as “Seller”)

Re:	Amendment to OTC Equity Prepaid Forward Transaction

This letter agreement (this “Amendment”) amends certain terms and conditions of the transaction (the “Transaction”) evidenced by the Confirmation dated as of April 17, 2023 (the “Confirmation”) between Seller, SPAC and Target. Any capitalized term used but not defined herein shall have the meaning assigned thereto in the Confirmation.

1.	Amendment. The last sentence in the section entitled “Shortfall Warrants” is hereby replaced in its entirety with the following:

The Form of Shortfall Warrant shall be agreed upon by the parties hereto no later than 15 calendar days prior to the closing of the Business Combination.

2.

Effectiveness. This Amendment shall become effective upon execution hereof by the parties hereto. Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

3.

Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

4.	Governing Law. The provisions of this Amendment shall be governed by the laws of the State of New York (without reference to choice of law doctrine).

[Signature page follows]

SPAC and Target hereby agree to check this Amendment and to confirm that the foregoing correctly sets forth the terms of the Amendment by signing in the space provided below and returning an executed copy to Seller.

Very truly yours,

Meteora Special Opportunity Fund I, LP; Meteora Capital Partners, LP; and Meteora Select Trading Opportunities Master, LP

By:	/s/ Vikas Mittal
Name:	Vikas Mittal
Title:	CIO/Managing Member

Agreed and accepted by:

Anzu Special Acquisition Corp I

By:	/s/ Whitney Haring-Smith
Name:	Whitney Haring-Smith
Title:	Chief Executive Officer and Chairman

Envoy Medical Corporation

By:	/s/ Brent Lucas
Name:	Brent Lucas
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to OTC Equity Prepaid Forward Transaction]